Investor Presentation April 27, 2012

1 Information Related to Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95. These include statements regarding future results or expectations. Forward - looking statements can be identified by forward - look ing language, including words such as “believes,” “anticipates,” “views”, “expects,” “estimates,” “intends,” “may,” “plans,” “pro jec ts,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward - looking statements are based on facts and conditions as they exist at the time such statements are made. Forward - looking statements are also based on predictio ns as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond ou r c ontrol. Forward - looking statements are further based on various operating and return assumptions. Caution must be exercised in relying o n forward - looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projectio ns. You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward - look ing statements: availability of, and our ability to deploy, capital; our ability to grow our business through a strategy focused on acquiring primarily private - label MBS and agency - backed MBS; yields on MBS; our ability to successfully implement our hedging strategy ; our ability to realize reflation on our assets; our ability to effectively migrate private - label MBS to agency - backed MBS; the credit performance of our private - label MBS; our ability to realize a higher return on capital reallocated to agency - backed MBS; current conditions and further adverse developments in the residential mortgage market and the overall economy; growth in the U.S. GDP; job growth; home price stabilization; private securitization activity; potential risk attributable to our mortgage - related portfolios; impacts of regulatory changes, including actions taken by the SEC, the U.S. Federal Reserve and the U.S. Treasury and changes affecting Fannie Mae and Freddie Mac; failure of sovereign or municipal entities to meet their debt obligations or a downgrade in the credit rating of such obligations; availability of opportunities that meet or exceed our risk - adjusted return expectations; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings and returns; the amount and growth in our cash earnings and distributable income; growth in our book value per share; our ability to maintain adequate liquidity; our use of leverage and dependence on repurchase agreements and other short - term borrowings to finance our mortgage - r elated holdings; the loss of our exclusion from the definition of “investment company” under the Investment Company Act of 1940; our ab ility to forecast our tax attributes and protect and use our net operating loss carry - forwards and net capital loss carry - forwards to offset future taxable income and gains; changes in our strategies, asset allocation and operational policies; our ability and willingness t o m ake future dividends; available technologies; failure in our operations or structure; competition for investment opportunities and quali fie d personnel; our ability to retain key personnel; effects of regulatory proceedings, litigation and contractual claims against us and our officers and directors; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our bus iness; risk from strategic ventures or entry into new business areas; failure to maintain effective internal controls; and the factors de scr ibed in the sections entitled “Risk Factors” in our annual report on Form 10 - K for the year ended December 31, 2011 and our other public filings with the SEC. You should not place undue reliance on these forward - looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward - looking statement, whether written or oral, relating t o matters discussed in this presentation, except as may be required by applicable securities laws.

2  Portfolio provides consistent cash spread income and attractive profitability - Agency MBS portfolio (1) – High percentage prepayment protected, 30 - year fixed rate portfolio  $958 million market value, $117 million capital (2) , historical 6 - mo CPR of 6 - Private - label MBS portfolio (1) – Backed by jumbo prime and Alt - A loans  $ 176 million market value; $ 142 million capital (2) , 14.1% GAAP yield, 10.3% cash yield at market value (3)  Stable credit performance  Portfolio returns enhanced by $660 million of potential tax benefits; Arlington pays 2% cash tax rate - 1Q 2012 Core Operating EPS of $1.13 (4) ; ROE from Core Operating Income of 19.2%  Tax - advantaged dividends – $3.50 per share annualized 1Q 2012 dividend rate (5)(6) - 16% annualized dividend yield - 19% adjusted annualized yield assuming a 15% individual Federal income tax rate on C - Corp dividends (7)  Potential for growth in cash earnings and distributable income from migration of appreciated capital to agency MBS from private - label MBS portfolio - Agency MBS opportunity: approximately 20% current cash return on a hedged basis - Private - label MBS: approximately 10 - 11% current cash yield with potential appreciation (1) As of 4 / 17 / 12 . (2) Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, its related interest and derivativ e instruments, and its related deposits and cash. Private - label MBS allocated capital is composed of MBS and repo and its related interest . (See Exhibit B) (3) Economic yield assumes premium amortization . (4) See Exhibit A for a reconciliation of Core Operating EPS to GAAP net income . (5) Based on closing class A common stock price of $ 23 . 51 on 4 / 26 / 12 . (6) The annual dividend rate presented is calculated by annualizing the 1 st quarter of 2012 dividend payment of $0.875. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in t he future may differ materially from historical practice and from the annualized dividend rate presented. (7) The Company's dividends are eligible for the 15% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 35%). To provide the same after - tax return to a shareholder eligible for the 15% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 20% yield. Attractive Tax Advantaged Returns Plus Potential Growth AI: Focus on residential mortgage - backed securities, $1.3 billion in assets, internally managed C - Corp structure, NYSE listed

3  Ability to allocate capital to best risk/return opportunities - No asset or income test restrictions - No hedging constraints  Internally managed  $270 million of net operating loss carry - forwards - Applicable toward any form of taxable income expiring 2027 – 2028 - No annual limitation - AI pays 2% alternative minimum cash tax rate - Approximately $10 per share of potential after - tax value, not reflected in book value per share  $390 million of capital loss carry - forwards expiring 2012 – 2015 - Applicable toward realized gains C - Corp Structure Provides Flexibility; Tax Benefits Enhance Returns

4 Illustrative MBS Portfolio Returns (1) $ in millions. (2) Represents market value minus repo financing. Agency capital also includes hedges, deposits and related networking capital. (3) Disclaimer: The numbers contained in the examples above are for illustrative purposes only and do not reflect Arlington As set ’s projections or forecasts. Any assumptions and estimates used may not be accurate and cannot be relied upon. Arlington Asset ’s ROE for any given period may differ materially from these examples. The foregoing is not an example of, and does not represe nt, expected returns from an investment in Arlington Asset’s common stock. (4) Based on 3/31/12 contract balances and estimated 2012 forward curve funding costs. (5) Excluding non - cash accretion, based on market value at 3/31/12 . Market Value $775 Face Value $274 Repo Financing $634 Market Value $176 Capital Allocation (2) $108 Capital Allocation $142 Expected Yield (w/ 7 CPR) 3.40% Cash Yield (5) 10.33% Cash Repo Cost 0.36% Cash Repo Cost 2.05% 5 Yr. Hedge Cost (4) 0.84% Net Spread 2.20% Net Spread (5) 8.28% Target Leverage 7.5 x Target Leverage 0.25 x ROE 19.90% ROE (excluding appreciation) 12.40% Agency Portfolio Economics (3) Agency Portfolio Highlights (1) At 3/31/12 Private-label Portfolio Highlights (1) At 3/31/12 Private-label Portfolio Economics (3)

5 MBS Portfolio Profile  Wide agency MBS portfolio spreads in current environment - Fed Funds expected to remain low through late 2014 - High concentration in loans with prepayment protection - 6 - month portfolio CPR of 5.5% with 104.3 cost and 108.2 fair market value  FN 4.0% universe has a 6 - month CPR of 22.3% with a 105.45 market price (1)  FN 4.50% universe has a 6 - month CPR of 27.5% with a 106.95 market price (1) - Expected yield of approximately 3.40% based on expected CPR of 7% and 108.2 fair value  Eurodollar futures provide hedge against increasing interest rates as economic environment shifts - Quarterly contracts starting at mid - December 2012; $748 million average balance through June 2017 - Hedge period extends out five years – market rate of approximately 1.20% (1)(2) (1) Source : Bloomberg. (2) As of 4/17/12. Private - Label MBS Portfolio  Focus on Prime & Alt - A securities at deep discounts - No subprime, no option arms - Benefits from consistent credit performance, attractive yield, positive technicals Agency MBS Portfolio Face Value $274M Weighted Average Cost 49% Purchase Discount $132M Average Original Loan Size $578,978 Coupon 5.28% Orig FICO 729 Orig LTV 71% WALA 66 Credit Enhancement 6% 60+ Delinquency 20% 3 month Severity 50% 3 month CPR 15% Private-Label MBS Portfolio Statistics as of 3/31/12

6 Private - label MBS Portfolio: Key Characteristics  Jumbo Prime and Alt - A Loans - Higher home values and larger loan sizes (~ $580K) - More prime borrowers with greater financial flexibility - Stronger demographics, higher incomes - More desirable / stable housing markets  Top 5 Largest MSA’s (1) : - Los Angeles - Long Beach - Santa Ana, CA (18.0%) - San Francisco - Oakland - Fremont, CA (9.6%) - New York - Northern New Jersey - Long Island, NY - NJ - PA (9.4%) - Washington - Arlington - Alexandria, DC - VA - MD - WV (7.4%) - San Diego - Carlsbad - San Marcos, CA (5.7%) Los Angeles MSA (1) (1) Source: Bloomberg

7 Consistent Spread Income and Opportunity for Growth (1)  For every $10 million of transition from private - label to agency MBS, spread income increases $0.8 million (or $0.08 per share annually)  Transition of $176 million of the private - label MBS portfolio creates $1.34 per share in spread income annually  5% annual reflation on the private - label MBS portfolio creates $13.1 million (or $1.34 per share annually) of book value Growth Potential (1) Based on 9.8 million shares outstanding.

8  MBS portfolio provides consistent spread income and opportunity for growth - 1Q 2012 ROE from Core Operating Income of 19.2%  Tax - advantaged dividends – $3.50 per share annualized 1Q 2012 dividend rate (1)(2) - 16% annualized dividend yield - 19% adjusted annualized yield assuming a 15% individual Federal income tax rate on C - Corp dividends (3)  Potential for growth in cash earnings and distributable income from migration of appreciated capital to agency MBS from private - label MBS portfolio - Agency MBS opportunity: approximately 20% current cash return on a hedged basis - Private - label MBS: approximately 10 - 11% current cash yield with potential appreciation  Potential upside to book value per share - Private - label MBS appreciation  At $0.75 price = $ 3.17 per AI share  At $0.85 price = $6.06 per AI share - $270 million of net operating loss carry - forwards = $9.94 per share after - tax  Low leverage – debt to equity = 3.1x (1) Based on closing class A common stock price of $ 23 . 51 on 4 / 26 / 12 . (2) The annual dividend rate presented is calculated by annualizing the 1 st quarter of 2012 dividend payment of $0.875. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in t he future may differ materially from historical practice and from the annualized dividend rate presented. (3) The Company's dividends are eligible for the 15% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 35%). To provide the same after - tax return to a shareholder eligible for the 15% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 20% yield. Attractive Tax Advantaged Returns Plus Potential Growth AI: Focus on residential mortgage - backed securities, $ 1.3 billion in assets, internally managed C - Corp structure, NYSE listed

9 Exhibit A The following table presents a reconciliation of the GAAP financial results to non - GAAP measurements for the quarter ended March 31 , 2012 and December 31 , 2011 (dollars in thousands, except per share data) . (1) Adjusted expenses represents certain professional fees and income taxes that are not considered representative of routine activities of the Company. Quarter Ended March 31, 2012 GAAP net income $10,762 Adjustments Adjusted expenses (1) 1,497 Stock compensation 161 Net unrealized mark-to-market gain on trading MBS and interest rate hedge instruments (1,819) Adjusted interest related to purchase discount accretion (1,688) Non-GAAP core operating income $8,913 Non-GAAP core operating income per share (diluted) $1.13

10 Exhibit B – Portfolio Composition – Capital Allocation (1) (1) As of 3/31/12. (2) Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, its related interest and derivative instruments, and its related deposits and cash. Private - label MBS allocated capital is composed of MBS and repo and its related interest. Agency MBS Private-label MBS MBS, at amortized cost $745 $142 MBS, at fair value $775 $176 Allocated capital (2) $108 $142 Capital Allocation ($ in millions)